UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 13, 2024

ARYA SCIENCES ACQUISITION CORP IV
(Exact name of registrant as specified in its charter)

Cayman Islands	001-40122	98-1574672
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

51 Astor Place, 10th Floor New York, NY	10003
(Address of principal executive offices)	(Zip Code)

(212) 284-2300
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Ordinary Shares, par value $0.0001 per share	ARYD	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

On February 13, 2024, ARYA Sciences Acquisition Corp IV, a Cayman Islands exempted company (“ARYA”), Aja Holdco, Inc., a Delaware corporation and wholly-owned subsidiary of ARYA (“ListCo”), Aja Merger Sub 1, a Cayman Islands exempted company and wholly-owned subsidiary of ListCo (“ARYA Merger Sub”), Aja Merger Sub 2, Inc., a Delaware corporation and wholly-owned subsidiary of ListCo (“Company Merger Sub”), and Adagio Medical, Inc., a Delaware corporation (“Adagio”), entered into a Business Combination Agreement (as it may be amended, supplemented or otherwise modified from time to time, the “Business Combination Agreement”). This Amendment No. 1 to the Current Report on Form 8-K (this “Current Report”) is being filed to describe the material terms of the Business Combination Agreement and related agreements, which are filed as exhibits herewith. As used in this Current Report, “New Adagio” refers to ListCo after giving effect to the consummation of the transactions contemplated by the Business Combination Agreement.

Item 1.01          Entry Into A Material Definitive Agreement.

Business Combination Agreement

The Business Combination

The Business Combination Agreement and the transactions contemplated thereby were approved by the boards of directors of each of Adagio and ARYA. The Business Combination Agreement provides for, among other things, the consummation of the following transactions (the transactions contemplated by the Business Combination Agreement, collectively, the “Business Combination”):

(i)
ARYA Merger Sub will merge with and into ARYA (the “ARYA Merger”) and  Company Merger Sub will merge with and into Adagio (the “Adagio Merger” and, together with the ARYA Merger, the “Mergers”), with ARYA and Adagio surviving the Mergers and, after giving effect to such Mergers, each of ARYA and Adagio becoming a wholly owned subsidiary of ListCo, on the terms and subject to the conditions in the Business Combination Agreement;

(ii)
(A) each issued and outstanding Class A ordinary share, par value $0.0001 per share, of ARYA (the “Class A Ordinary Shares”) will be automatically cancelled, extinguished and converted into the right to receive one share of common stock, par value $0.0001 per share, of New Adagio (the “New Adagio Common Stock”); and (B) each issued and outstanding Class B ordinary share, par value $0.0001 per share, of ARYA (the “Class B Ordinary Shares”), will be automatically cancelled, extinguished and converted into the right to receive one share of New Adagio Common Stock, other than 1,000,000 Class B Ordinary Shares that will be forfeited by ARYA Sciences Holdings IV (the “Sponsor”), and issued to PIPE Investors (as defined below), including Perceptive Life Sciences Master Fund, Ltd, a Cayman Islands exempted company (the “Perceptive PIPE Investor”). 1,147,500 shares of New Adagio Common Stock issuable to the Sponsor will be subject to share trigger price vesting and will vest if, prior to the tenth anniversary of the Closing, the post-closing share price of New Adagio equals or exceeds $24.00 per share for any 20 trading days within any 30 trading day period (the “Share Trigger Price Vesting”); and

(iii)
(A) each warrant of Adagio will be either (x) terminated, or (y) “net” exercised in exchange for shares of common stock, par value $0.001 per share, of Adagio (“Adagio Common Stock”); (B) all issued and outstanding unsecured convertible promissory notes of Adagio (excluding the convertible notes issued by Adagio to the Perceptive PIPE Investor (as defined below) pursuant to the note purchase agreements dated April 4, 2023 and November 28, 2023, between Adagio and the Perceptive PIPE Investor (collectively, the “2023 Bridge Financing Notes”) and the 2024 Bridge Financing Notes (as defined below)) (the “Adagio Convertible Notes”), including any accrued and unpaid interest thereon, will be automatically and fully converted into shares of Adagio Common Stock in accordance with the terms of such Adagio Convertible Notes and such Adagio Convertible Notes will be cancelled, satisfied, extinguished, discharged and retired in connection with such conversion (the “Adagio Convertible Notes Conversion”); (C) each share of preferred stock, par value $0.001 per share, of Adagio (the “Adagio Preferred Stock”) that is issued and outstanding will be automatically converted into shares of Adagio Common Stock and each such share of Adagio Preferred Stock will be cancelled; (D) all issued and outstanding shares of Adagio Common Stock (other than treasury shares and shares with respect to which appraisal rights under the Delaware General Corporation Law, as amended, are properly exercised and not withdrawn) will be automatically cancelled, extinguished and converted into the right to receive shares of New Adagio Common Stock based on the exchange ratio set forth in the Business Combination Agreement; (E) each issued, outstanding and unexercised option to purchase Adagio Common Stock (“Adagio Option”) that is vested as of such time or will vest in connection with, or after taking into account the effect of, the consummation of the transactions contemplated by the Business Combination Agreement with an aggregate value that exceeds the aggregate exercise price of such Adagio Option (each an “In-the-Money Adagio Option”) will be cancelled and extinguished in exchange for options to purchase shares of New Adagio Common Stock, and each issued and outstanding Adagio equity award (other than an In-the-Money Adagio Option) will automatically be canceled and extinguished for no consideration and each holder thereof will cease to have any rights with respect thereto.

Prior to the closing of the Business Combination (the “Closing”), (A) ListCo will file with the Secretary of State of the State of Delaware an amended and restated certificate of incorporation of ListCo, and (B) the board of directors of ListCo will approve and adopt amended and restated bylaws of ListCo, each in a form to be mutually agreed between ARYA and Adagio. Following the Business Combination, New Adagio will change its name to Adagio Medical, Inc. and will be a publicly listed holding company which is expected to be listed on the Nasdaq Capital Market under the ticker symbol “ADGM.”

The Business Combination is expected to close in the second quarter of 2024, following the receipt of the required approval by ARYA’s and Adagio’s shareholders and the fulfillment of other customary closing conditions.

Consideration

Under the terms of the Business Combination Agreement, the aggregate consideration to be paid in the Business Combination is derived from an equity value of $24 million.

Representations and Warranties; Covenants

The Business Combination Agreement contains representations, warranties and covenants of each of the parties thereto that are customary for transactions of this type. ListCo has agreed to take all action as may be necessary or appropriate such that, immediately after the Closing, New Adagio’s board of directors will consist of seven directors, which shall be divided into three classes and be comprised of seven individuals determined by Adagio, the Sponsor and ARYA prior to the effectiveness of the Registration Statement on Form S-4 (the “Registration Statement”), three of which directors shall be designated by Adagio, in consultation with ARYA and the Sponsor, and four of which directors shall be designated by the Sponsor, in consultation with Adagio. In addition, the board of directors of ListCo will adopt an equity incentive plan, a key employee equity incentive plan and an employee stock purchase plan prior to the effectiveness of the Registration Statement.

Conditions to Each Party’s Obligations

The obligation of ARYA, ListCo, ARYA Merger Sub, Company Merger Sub and Adagio to consummate the Business Combination is subject to certain customary closing conditions, including, but not limited to, (i)  the absence of any order, law or other legal restraint or prohibition issued by any court of competent jurisdiction or other governmental entity of competent jurisdiction prohibiting or preventing the consummation of the transactions contemplated by the Business Combination Agreement, (ii) the effectiveness of the Registration Statement to be filed by ListCo, in accordance with the provisions of the Securities Act of 1933, as amended (the “Securities Act”), registering certain shares of New Adagio Common Stock to be issued in the Business Combination, (iii) the required approval of Adagio’s stockholders, (iv) the required approval of ARYA’s shareholders, (v) New Adagio having at least $5,000,001 of net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) after giving effect to the transactions contemplated by the Business Combination Agreement (provided such limitation has not been validly removed from the amended and restated memorandum and articles of association (the “Articles”) of ARYA prior to the Closing Date), (vi) the approval by Nasdaq of ListCo’s initial listing application in connection with the Business Combination and (vii) the aggregate cash proceeds from ARYA’s trust account, together with the proceeds from the PIPE Investment (as defined below) and the Convertible Security Financing (as defined below) being greater than or equal to $50,000,000, as described in the Business Combination Agreement.

Termination

The Business Combination Agreement may be terminated under certain customary and limited circumstances prior to the closing of the Business Combination, including, but not limited to, (i) by mutual written consent of ARYA and Adagio, (ii) by ARYA if the representations and warranties of Adagio are not true and correct or if Adagio fails to perform any covenant or agreement set forth in the Business Combination Agreement (including an obligation to consummate the Closing), in each case such that certain conditions to closing cannot be satisfied and the breach or breaches of such representations or warranties or the failure to perform such covenant or agreement, as applicable, are not cured or cannot be cured within certain specified time periods, (iii) by Adagio if the representations and warranties of ARYA are not true and correct or if ARYA fails to perform any covenant or agreement set forth in the Business Combination Agreement (including an obligation to consummate the Closing), in each case such that certain conditions to closing cannot be satisfied and the breach or breaches of such representations or warranties or the failure to perform such covenant or agreement, as applicable, are not cured or cannot be cured within certain specified time periods, (iv) subject to certain limited exceptions, by either ARYA or Adagio if the Closing has not occurred by August 13, 2024, (v) by either ARYA or Adagio if the required approvals are not obtained from ARYA shareholders after the conclusion of a meeting of ARYA’s shareholders held for such purpose at which such shareholders voted on such approvals, (vi) by either ARYA or Adagio, if any governmental entity of competent jurisdiction shall have issued an order permanently enjoining, restraining or otherwise prohibiting the transactions contemplated under the Business Combination Agreement and such order shall have become final and nonappealable, (vii) by ARYA if Adagio does not deliver, or cause to be delivered to ARYA the written consent of the requisite shareholders of Adagio adopting and approving the Business Combination and such failure is not cured within specified time periods, and (viii) by either ARYA or Adagio if the transactions contemplated by the Business Combination Agreement have not been consummated on or prior to the last deadline for ARYA to consummate its initial business combination pursuant to the Articles.

If the Business Combination Agreement is validly terminated, none of the parties to the Business Combination Agreement will have any liability or any further obligation under the Business Combination Agreement, except in the case of a willful and material breach or fraud and for customary obligations that survive the termination thereof (such as confidentiality obligations).

A copy of the Business Combination Agreement is attached as Exhibit 2.1 hereto and is incorporated herein by reference. The foregoing description of the Business Combination Agreement and the transactions contemplated thereby is qualified in its entirety by reference thereto. The Business Combination Agreement contains representations, warranties and covenants that the respective parties made to each other as of the date of the Business Combination Agreement or other specific dates. The assertions embodied in those representations, warranties and covenants were made for purposes of the contract among the respective parties and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating such agreement. The representations, warranties and covenants in the Business Combination Agreement are also modified in important part by the underlying disclosure schedules which are not filed publicly and which are subject to a contractual standard of materiality different from that generally applicable to stockholders and were used for the purpose of allocating risk among the parties rather than establishing matters as facts. ARYA does not believe that these schedules contain information that is material to an investment decision.

Sponsor Letter Agreement

Concurrently with the execution of the Business Combination Agreement, ARYA, the Sponsor, each other holder of the Class B Ordinary Shares (the “Other Class B Shareholders” and with the Sponsor, the “Class B Shareholders”), including ARYA’s directors and officers (together with the Class B Shareholders, the “Insiders”), ListCo and Adagio entered into a letter agreement (the “Sponsor Letter Agreement”), pursuant to which, among other things, (i) each Class B Shareholder agreed to vote in favor of each of the transaction proposals to be voted upon at the meeting of ARYA shareholders, including approval of the Business Combination Agreement and the transactions contemplated thereby, (ii) each Class B Shareholder agreed to waive any adjustment to the conversion ratio set forth in the governing documents of ARYA or any other anti-dilution or similar protection with respect to the Class B Ordinary Shares (whether resulting from the transactions contemplated by the Subscription Agreements (as defined below) or otherwise), (iii) each of the Insiders and ARYA agreed to terminate certain existing agreements or arrangements, (iv) each Class B Shareholder agreed to be bound by certain transfer restrictions with respect to his, her or its shares in ARYA prior to the Closing, (v) the Sponsor agreed that 1,147,500 shares of New Adagio Common Stock issued to the Sponsor will be subject to Share Trigger Price Vesting, (vi) the Sponsor has agreed to irrevocably forfeit, surrender and transfer to ARYA for no consideration 1,000,000 Class B Ordinary Shares, which will be re-issued by ListCo to the PIPE Investors (as defined below), including the Perceptive PIPE Investor, and (vii) the Sponsor has agreed to amend the lock-up provisions included in that certain letter agreement, dated as of February 25, 2021, and to replace such lock-up provisions with the transfer restrictions included in the Investor Rights Agreement (as defined below).

A copy of the Sponsor Letter Agreement is filed with this Current Report as Exhibit 10.1 and is incorporated herein by reference, and the foregoing description of the Sponsor Letter Agreement is qualified in its entirety by reference thereto.

Adagio Stockholder Transaction Support Agreements

Pursuant to the Business Combination Agreement, certain stockholders of Adagio entered into transaction support agreements (collectively, the “Adagio Transaction Support Agreements”) with ARYA and Adagio, pursuant to which such stockholders of Adagio agreed to, among other things, (i) vote in favor of the Business Combination Agreement and the transactions contemplated thereby and (ii) be bound by certain covenants and agreements related to the Business Combination.

The form of the Adagio Transaction Support Agreement is filed with this Current Report as Exhibit 10.2 and is incorporated herein by reference, and the foregoing description of the Subscription Agreement is qualified in its entirety by reference thereto.

PIPE Financing (Private Placement)

In connection with the execution of the Business Combination Agreement, ListCo and ARYA entered into Subscription Agreements (the “Subscription Agreements”) with the Perceptive PIPE Investor and certain other investors (the “Other PIPE Investors,” and, together with the Perceptive PIPE Investor, the “PIPE Investors”), pursuant to which the PIPE Investors committed $45,000,000 of financing, which includes (i) commitments by certain investors to subscribe for and purchase Class A Ordinary Shares in the open market and not to redeem such shares prior to the Closing Date, (ii) non-redemption commitments by certain investors, (iii) the contribution of $23,000,000 of 2023 Bridge Financing Notes to ListCo (or such lower amount as is loaned under such notes at Closing), and (iv) an additional cash investment by the Perceptive PIPE Investor of approximately $8.1 million (which amount will be increased by any undrawn capacity under the 2023 Bridge Financing Notes prior to Closing), as described in more detail below (together, the “PIPE Financing”). In connection with the PIPE Financing, PIPE Investors will also be issued warrants to purchase shares of New Adagio Common Stock at $10.00 per share, subject to adjustment (the “Warrants”), which are exercisable for shares of New Adagio Common Stock at $10.00 per share, subject to adjustment. As provided for in the Subscription Agreements, the number of shares of New Adagio Common Stock and Warrants issuable to the PIPE Investors will depend on the redemption value of the Class A Ordinary Shares at Closing, the average per share price of the Class A Ordinary Shares purchased by certain PIPE Investors in the open market and the amount of interest on the 2023 Bridge Financing Notes that will have accrued and be unpaid at Closing and be contributed to ListCo in exchange for shares of New Adagio Common Stock. In connection with the PIPE Financing, certain PIPE Investors also committed to purchase pre-funded warrants, which are exerciseable for a nominal exercise price of $0.001 (the “Pre-Funded Warrants,” and together with the Warrants, the “PIPE Warrants”). The shares of New Adagio Common Stock and PIPE Warrants to be issued pursuant to the Subscription Agreements have not been registered under the Securities Act and will be issued in reliance upon the exemption provided in Section 4(a)(2) of the Securities Act. ListCo will grant the PIPE Investors certain registration rights in connection with the PIPE Financing. The PIPE Financing is contingent upon, among other things, the substantially concurrent closing of the Business Combination.

The subscription agreement, dated as of February 13, 2024, by and among the Perceptive PIPE Investor, ListCo and ARYA, the form of the non-redemption subscription agreement, the form of the open market purchase subscription agreement and the form of the subscription agreement with Warrants and Pre-Funded Warrants are filed with this Current Report as Exhibits 10.3 through 10.6, and are incorporated herein by reference, and the foregoing description of the Subscription Agreement and PIPE Warrants are qualified in their entirety by reference thereto.

Convertible Security Financing (Private Placement)

In connection with the execution of the Business Combination Agreement, certain investors, including the Perceptive PIPE Investor (“Convert Investors”), executed a securities purchase agreement, dated February 13, 2024, with ListCo (the “Convertible Security Subscription Agreement”), pursuant to which ListCo will issue on the Closing Date to the Convert Investors $20,000,000 aggregate principal amount of 13% senior secured convertible notes (the “New Adagio Convertible Notes”), which will be convertible into shares of New Adagio Common Stock, and 1,500,000 warrants (the “Convert Warrants”), which will be exercisable for New Adagio Common Stock at $24.00 per share, subject to adjustment (the “Base Convert Financing”), and will expire on the seventh anniversary of the Closing. The New Adagio Convertible Notes will have a maturity of 3 years and nine months after Closing and interest will be payable in cash or compound as additional principal outstanding. The Perceptive PIPE Investor also purchased a $7,000,000 convertible promissory note of Adagio (the “2024 Bridge Financing Notes”) pursuant to a note purchase agreement, dated February 13, 2024, by and among the Perceptive PIPE Investor, Adagio and ListCo (the “2024 Bridge Financing Notes Subscription Agreement”). On the Closing Date, pursuant to the terms of the 2024 Bridge Financing Notes and the 2024 Bridge Financing Note Subscription Agreement, the 2024 Bridge Financing Notes will convert into New Adagio Convertible Notes and Convert Warrants, and the Perceptive PIPE Investor will subscribe for $5,500,000 aggregate principal amount of New Adagio Convertible Notes and 937,500 Convert Warrants, on the same terms as the other Convert Investors executing the Convertible Security Subscription Agreement (such additional investment by the Perceptive PIPE Investor, the “Perceptive Convertible Note Commitment,” and together with the Base Convert Financing, the “Convertible Security Financing”). Subject to ARYA and New Adagio receiving any new financing or commitment for financing, whether in the form of equity, debt or convertible debt, before the Closing Date, the Perceptive PIPE Investor may request that on the Closing Date the 2024 Bridge Financing Note is repaid, the Perceptive Convertible Note Commitment is reduced or a combination of both. The New Adagio Convertible Notes, the Convert Warrants or any shares of New Adagio Common Stock issuable in connection with the Convertible Security Financing have not been registered under the Securities Act and will be issued in reliance upon the exemption provided in Section 4(a)(2) of the Securities Act. ListCo will grant the Convert Investors certain registration rights in connection with the Convertible Security Financing. The Convertible Security Financing is contingent upon, among other things, the substantially concurrent closing of the Business Combination.

Pursuant to the terms of the Convertible Security Subscription Agreement, on the Closing Date, ListCo, certain of its subsidiaries (other than Adagio Medical GmbH, a company organized under the laws of Germany and an excluded subsidiary thereunder) (the “Subsidiaries”) and Allegro Management LLC, as the collateral agent (the “Collateral Agent”) on behalf of the Convert Investors, will enter into a security and pledge agreement (the “Convert Security Document”), pursuant to which ListCo and the Subsidiaries will (i) pledge the equity interests in the Subsidiaries to the Collateral Agent, (ii) pledge all of their respective promissory notes, securities and other instruments evidencing indebtedness to the Collateral Agent, and (iii) grant to the Collateral Agent a security interest in and lien on all of their respective personal property and assets, including, among other items, all of their deposit accounts, chattel paper, documents, equipment, general intangibles, instruments and inventory, and all proceeds therefrom, in each case subject to customary exceptions, all as set forth in the form of the Convert Security Document.  Additionally, pursuant to the terms of the Convertible Security Subscription Agreement, on the Closing Date, the Subsidiaries will deliver a guaranty (the “Convert Guaranty”) to the Collateral Agent pursuant to which the Subsidiaries will, jointly and severally, guaranty ListCo’s obligation to repay the New Adagio Convertible Notes and all other obligations of ListCo under the Convertible Security Subscription Agreement and the New Adagio Convertible Notes and other related transaction documents, as set forth in the form of the Convert Guaranty. Any additional subsidiaries of ListCo formed or acquired after the closing date will be required to join the Convert Guaranty as additional guarantors.

The form of Convertible Security Subscription Agreement, the 2024 Bridge Financing Note Subscription Agreement, the form of Convert Warrant, the form of the Convert Guaranty, the form of the Convert Security Document, the form of the Convert Registration Rights Agreement and the form of New Adagio Convertible Notes are filed with this Current Report as Exhibits 10.7 through 10.12 and Exhibit 10.16, respectively, and are incorporated herein by reference, and the foregoing descriptions of the Convertible Security Subscription Agreement, 2024 Bridge Financing Note Subscription Agreement and the form of Convert Warrant are qualified in their entirety by reference thereto.

Convert Registration Rights Agreement

The Conversion Shares, the Convert Warrants, the Convert Warrant Shares, the New Adagio Convertible Notes and any capital stock of ListCo issued or issuable with respect to the Conversion Shares, have not been registered under the Securities Act. In connection with the Convertible Security Subscription Agreement, ListCo and the Convert Investors agreed to enter into a Registration Rights Agreement (the “Convert Registration Rights Agreement”), pursuant to which ListCo will be required to file a registration statement on Form S-3 or, if not available, Form S-1 (the “Convert Registration Statement”) with the U.S. Securities and Exchange Commission (the “SEC”) to register for resale all of the Registrable Securities (as defined in the Convert Registration Rights Agreement), as soon as practicable, but in no event later than the Filing Deadline (as defined in the Convert Registration Rights Agreement). In the event that the number of shares registered for resale under the Convert Registration Statement is insufficient to cover all of the Registrable Securities, ListCo will amend the Registration Statement or file with the SEC a new registration statement to cover at least the Required Registration Amount (as defined in the Convert Registration Rights Agreement) as of the trading day immediately preceding the date of the filing of such amendment or new registration statement, as soon as practicable, but in any event not later than 15 days after the necessity therefor arises.

If ListCo fails to file the Convert Registration Statement when required, fails to obtain effectiveness by SEC when required or fails to maintain the effectiveness of the Convert Registration Statement pursuant to the terms of Section 2(e) of the Convert Registration Rights Agreement, then as partial relief for the damages to any holder by reason of any such delay in or reduction of, its ability to sell the underlying shares of New Adagio Common Stock, ListCo will be required to pay each holder of Registrable Securities relating to such Convert Registration Statement an amount equal to one percent of such Convert Investor’s original principal amount according to the timelines laid out in Section 2(e) of the Convert Registration Rights Agreement.

A copy of the Convert Registration Rights Agreement is filed with this Current Report as Exhibit 10.12 and is incorporated herein by reference, and the foregoing description of the Convert Registration Rights Agreement is qualified in its entirety by reference thereto.

Investor Rights Agreement

Concurrently with the execution of the Business Combination Agreement, ARYA, ListCo, the Perceptive PIPE Investor, the Sponsor, the Other Class B Shareholders and certain Adagio stockholders entered into an investor rights agreement (the “Investor Rights Agreement”) pursuant to which, among other things, the Perceptive PIPE Investor, the Sponsor, the Other Class B Shareholders and certain Adagio stockholders and investors in the Convertible Security Financing will be granted certain customary registration rights. Further, subject to customary exceptions set forth in the Investor Rights Agreement, the shares of New Adagio Common Stock beneficially owned or owned of record by the Sponsor, the Perceptive PIPE Investor, certain officers and directors of ARYA and New Adagio (including any shares of New Adagio Common Stock issued pursuant to the Business Combination Agreement or the PIPE Financing) will be subject to a lock-up period beginning on the date the Closing occurs (the “Closing Date”) until the date that is the earlier of (i) 365 days following the Closing Date (or six months after the Closing Date, in the case of Olav Bergheim, John Dahldorf, Hakon Bergheim, Todd Wider, Michael Henderson and Leslie Trigg) or (ii) the first date subsequent to the Closing Date with respect to which the closing price of the shares of New Adagio Common Stock equals or exceeds $12.00 per share for any 20 trading days within any 30-trading day period commencing at least 150 days after the Closing Date.

A copy of the Investor Rights Agreement is filed with this Current Report as Exhibit 10.13 and is incorporated herein by reference, and the foregoing description of the Investor Rights Agreement is qualified in its entirety by reference thereto.

ARYA Convertible Note Amendments and Conversions (Private Placement)

In connection with the Closing and immediately prior to the effective time of the ARYA Merger, the Sponsor may elect to contribute the unsecured convertible promissory note, dated as of November 7, 2022, by and between the Sponsor and ARYA (the “First Convertible Promissory Note”), the unsecured convertible promissory note, dated as of February 28, 2023, by and between the Sponsor and ARYA (as amended on February 13, 2024, the “Second Convertible Promissory Note”), the amended and restated unsecured convertible promissory note, dated as of February 13, 2024, by and between the Sponsor and ARYA (the “A&R Third Promissory Note”) and the unsecured convertible promissory note, dated as of February 8, 2024, by and between the Sponsor and ARYA (the “Fourth Convertible Promissory Note,” and, together with the First Convertible Promissory Note, the Second Convertible Promissory Note and the A&R Third Promissory Note, the “ARYA Convertible Promissory Notes”) to ARYA in exchange for Class A Ordinary Shares at a conversion price of $10.00 per share. In connection with the Closing, each Class A Ordinary Share will be automatically cancelled, extinguished and converted into the right to receive one share of New Adagio Common Stock.

The amendment to the Second Convertible Promissory Note and the A&R Third Promissory Note are filed with this Current Report as Exhibits 10.14 and 10.15, respectively, and are incorporated herein by reference, and the foregoing descriptions of the amendment to the Second Convertible Promissory Note and the A&R Third Promissory Note are qualified in their entirety by reference thereto.

Item 2.03           Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure related to the Convertible Security Financing and ARYA Convertible Promissory Notes set forth above in Item 1.01 of this Current Report is incorporated by reference herein.

Item 3.02          Unregistered Sales of Equity Securities.

The disclosure related to the PIPE Financing and Convertible Security Financing set forth above in Item 1.01 of this Current Report is incorporated by reference herein. The shares of New Adagio Common Stock and PIPE Warrants offered and sold in connection with the PIPE Financing and the New Adagio Convertible Notes and Convert Warrants offered and sold in connection with the Convertible Security Financing have not been registered under the Securities Act in reliance upon the exemption provided in Section 4(a)(2) thereof.

Item 8.01          Other Events.

On February 1, 2024, ARYA filed a definitive proxy statement (the “Extension Proxy Statement”) for an extraordinary general meeting of its shareholders (the “Extension Meeting”) to be held at 11:00 a.m., Eastern Time, on February 27, 2024, to seek shareholder approval to adopt amendments to the Articles (the “Articles Amendments”). Given the anticipated timing of the Business Combination, ARYA believes that it will not, despite its best efforts, be able to complete the Business Combination on or before March 2, 2024, the current deadline for ARYA to complete a business combination under the Articles. The Articles Amendments would (i) extend the date by which ARYA has to complete a business combination up to March 2, 2025 (if all eleven additional monthly extensions are exercised by the Sponsor and subsequently approved by the board of directors of ARYA as described in the Extension Proxy Statement), (ii) allow for the conversion of the Class B Ordinary Shares into Class A Ordinary Shares on a one-for-one basis at any time and from time to time prior to the consummation of a business combination at the option of the holder of such Class B Ordinary Shares, and (iii) eliminate the limitation that ARYA may not redeem Class A Ordinary Shares to the extent that such redemption would result in ARYA having net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Exchange Act) of less than $5,000,001 (the “Redemption Limitation”) in order to allow ARYA to redeem Class A Ordinary Shares irrespective of whether such redemption would exceed the Redemption Limitation.

Forward-Looking Statements

Certain statements in this Current Report may be considered “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally relate to future events or ARYA’s, Adagio’s or New Adagio’s future financial or operating performance. For example, any statements that refer to expectations, projections or other characterizations of future events or circumstances, including post-Business Combination fully diluted equity value, the anticipated enterprise value of New Adagio, expected ownership in New Adagio, projections of market opportunity and market share, the capability of Adagio’s or New Adagio’s business plans including its plans to expand, the sources and uses of cash from the Business Combination, any benefits of Adagio’s partnerships, strategies or plans as they relate to the Business Combination, anticipated benefits of the Business Combination and expectations related to the terms and timing of the Business Combination, Adagio’s expected pro forma cash, Adagio’s or New Adagio’s expected cash runway through 2025 or statements related to Adagio’s or New Adagio’s funding gap, funded business plan or use of proceeds, or other metrics or statements derived therefrom, are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “forecast,” “future,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “propose,” “seek,” “should,” “strive,” “will,” or “would” or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks, uncertainties, and other factors which may be beyond the control of ARYA, Adagio or New Adagio and could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by ARYA and its management, Adagio and its management and New Adagio and its management, as the case may be, are inherently uncertain. Each of ARYA, Adagio and New Adagio caution you that these statements are based on a combination of facts and factors currently known and projections of the future, which are inherently uncertain. There will be risks and uncertainties described in the proxy statement/prospectus included in the Registration Statement relating to the Business Combination, which is expected to be filed by ListCo with the SEC, and described in other documents filed by ARYA or New Adagio from time to time with the SEC. These filings may identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Neither ARYA nor Adagio can assure you that the forward-looking statements in this Current Report will prove to be accurate.

In addition, new risks and uncertainties may emerge from time to time, and it may not be possible to identify and accurately predict the potential impacts of any such risks and uncertainties that may arise in the future. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of negotiations and any subsequent definitive agreements with respect to the Business Combination; (2) the outcome of any potential litigation, government or regulatory proceedings that may be instituted against ARYA, Adagio, New Adagio or others; (3) the inability to complete the Business Combination due to the failure to obtain approval of the shareholders of ARYA, to obtain financing to complete the Business Combination or to satisfy other conditions to closing; (4) the amount of redemption requests made by ARYA’s public shareholders; (5) changes to the proposed structure of the Business Combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the Business Combination; (6) delays in obtaining, adverse conditions in, or the inability to obtain regulatory approvals, or delays in completing regulatory reviews, required to complete the Business Combination; (7) the ability to meet stock exchange listing standards prior to or following the consummation of the Business Combination; (8) the risk that the Business Combination disrupts current plans and operations of Adagio or New Adagio as a result of the announcement and consummation of the Business Combination; (9) Adagio’s ability to remain compliant with the covenants of its existing debt, including any convertible or bridge financing notes; (10) New Adagio’s ability to remain compliant with the covenants of, and other obligations under, the senior secured convertible notes that will be issued in connection with the closing of the Business Combination; (11) the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of New Adagio to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (12) costs related to the Business Combination; (13) risks associated with changes in applicable laws or regulations and Adagio’s or New Adagio’s international operations and operations in a regulated industry; (14) the possibility that Adagio or New Adagio may be adversely affected by other economic, business, and/or competitive factors; (15) Adagio’s or New Adagio’s use of proceeds, post-Business Combination fully diluted equity value or fully diluted enterprise value, expected pro forma cash, expected cash runway or funding gap, estimates of expenses and profitability; and (16) the other risks and uncertainties set forth in the sections entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in ARYA’s Annual Report on Form 10-K for the year ended December 31, 2022, its Quarterly Reports on Form 10-Q, and other documents filed, or to be filed, with the SEC by ARYA or New Adagio. There may be additional risks that ARYA, Adagio or New Adagio do not presently know or that ARYA, Adagio or New Adagio currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. Actual events and circumstances are difficult or impossible to predict and may materially differ from assumptions. Many actual events and circumstances are beyond the control of ARYA, Adagio and New Adagio.

Nothing in this Current Report should be regarded as a representation or warranty by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved, in any specified time frame, or at all. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made in this Current Report. Subsequent events and developments may cause those views to change. Neither ARYA, Adagio nor New Adagio undertakes any duty to update these forward-looking statements.

Additional Information

In connection with the Business Combination, ListCo intends to file with the SEC a Registration Statement on Form S-4 containing a preliminary proxy statement of ARYA and a preliminary prospectus of ListCo, and after the Registration Statement is declared effective, ARYA expects to mail a definitive proxy statement/prospectus related to the Business Combination to its shareholders. The proxy statement/prospectus will contain important information about the Business Combination and the other matters to be voted upon at ARYA’s shareholder meeting to be held to approve the Business Combination. ARYA and ListCo may also file other documents with the SEC regarding the Business Combination. This Current Report does not contain all the information that should be considered concerning the Business Combination and is not intended to form the basis of any investment decision or any other decision in respect of the Business Combination. Before making any voting or other investment decisions, shareholders of ARYA and other interested persons are advised to read, when available, the preliminary proxy statement/prospectus and any amendments thereto, the definitive proxy statement/prospectus and other documents filed in connection with the Business Combination, as these materials will contain important information about ARYA, Adagio and the Business Combination. After the Registration Statement becomes effective, the definitive proxy statement/prospectus and other relevant materials for the Business Combination will be mailed to shareholders of ARYA as of a record date to be established for voting on the Business Combination. Shareholders will also be able to obtain copies of the definitive proxy statement/prospectus and other documents filed with the SEC, without charge, once available, at the SEC’s website at www.sec.gov, or by directing a request to: ARYA Sciences Acquisition Corp IV, 51 Astor Place, 10th Floor, New York, New York, 10003, Attention: Secretary, ARYA4@perceptivelife.com.

INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Participants in the Solicitation

ARYA and its respective directors and executive officers may be deemed to be participants in the solicitation of proxies from ARYA’s shareholders with respect to the Business Combination. A list of the names of ARYA’s directors and executive officers and a description of their interests in ARYA is contained in ARYA’s Annual Report on Form 10-K, which was filed with the SEC and is available free of charge at the SEC’s web site at www.sec.gov, or by directing a request to ARYA Sciences Acquisition Corp IV, 51 Astor Place, 10th Floor, New York, New York, 10003, Attention: Secretary, ARYA4@perceptivelife.com. Additional information regarding the interests of such participants will be contained in the proxy statement/prospectus for the Business Combination when available. Investors, security holders and other interested persons of ARYA, Adagio and New Adagio are urged to carefully read in their entirety the proxy statement/prospectus and other relevant documents that will be filed with the SEC, when they become available, because they will contain important information about the Business Combination. Also see above under the heading “Additional Information.”

Adagio and New Adagio, and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the shareholders of ARYA in connection with the Business Combination. A list of the names of such directors and executive officers and information regarding their interests in the Business Combination will be included in the proxy statement/prospectus for the Business Combination when available.

No Offer and Non-Solicitation

This Current Report does not constitute (i) a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination or (ii) an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase any securities of ARYA, Adagio or New Adagio, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or an exemption therefrom..

Item 9.01          Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

2.1†	Business Combination Agreement, dated as of February 13, 2024, by and among ARYA, ListCo, ARYA Merger Sub, Company Merger Sub and Adagio.
10.1	Sponsor Letter Agreement, dated as of February 13, 2024, by and among ARYA, the Sponsor, ListCo, Adagio and the other parties thereto.
10.2	Form of Adagio Stockholder Transaction Support Agreement.
10.3	PIPE Subscription Agreement, dated as of February 13, 2024, by and among the Perceptive PIPE Investor, ListCo and ARYA.
10.4	Form of Non-Redemption Subscription Agreement.
10.5	Form of Open Market Purchase Subscription Agreement
10.6	Form of Subscription Agreement with Pre-Funded Warrant and Warrant.
10.7	Form of Convertible Security Subscription Agreement.
10.8	2024 Bridge Financing Note Subscription Agreement, dated as of February 13, 2024, by and between ListCo, the Perceptive PIPE Investor and certain other investors thereto.
10.9	Form of Convert Warrant Agreement.
10.10	Form of Convert Guaranty.
10.11	Form of Convert Security Document.
10.12	Form of Convert Registration Rights Agreement.
10.13	Investor Rights Agreement, dated as of February 13, 2024, by and among ARYA, ListCo, the Perceptive PIPE Investor, the Sponsor and the other parties thereto.
10.14	Amendment to the Second Convertible Promissory Note, dated as of February 13, 2024, by and between ARYA and the Sponsor.
10.15	Amended and Restated Third Promissory Note, dated as of February 13, 2024, by and between ARYA and the Sponsor.
10.16	Form of New Adagio Convertible Promissory Note.
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Cover Page Interactive Data File (embedded within the Inline XBRL document).
† Certain of the exhibits and schedules to this exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). The Registrant agrees to furnish supplementally a copy of all omitted exhibits and schedules to the SEC upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 14, 2024

ARYA Sciences Acquisition Corp IV

By:	/s/ Adam Stone
Name:	Adam Stone
Title:	Chief Executive Officer